Exhibit 99.1

Lantern Pharma’s Board of Directors Names Maria Maccecchini, Ph.D. as a Director Nominee to Lantern’s Board of Directors

DALLAS, April 26, 2022/PRNewswire/ -- Lantern Pharma Inc. (NASDAQ: LTRN), a clinical stage biopharmaceutical company using its proprietary RADR® artificial intelligence (A.I.) and machine learning (ML) platform to transform the cost, pace, and timeline of oncology drug discovery and development, today announced that Maria L. Maccecchini, Ph.D. has been named as a nominee for election to Lantern’s Board of Directors. Dr. Maccecchini will be presented alongside a slate of five existing Directors at Lantern’s upcoming Annual Meeting to be held on June 8, 2022.

Additionally, Leslie W. Kreis, Jr., the Managing Principal at Steelhead Capital Management, LLC, managing partner and co-founder of Bios Equity Partners, LP and Bios Equity Partners II, LP, and a member of Lantern Pharma’s Board of Directors since 2019, has advised Lantern’s Board of his determination not to stand for reelection as a Director at Lantern’s Annual Meeting.

“On behalf of the Board and Lantern Pharma, I would like to thank Les for his years of input, counsel, and expertise that has guided Lantern through its journey from a novel idea to a well-funded, Nasdaq-listed, A.I.-focused biopharma company. He has helped Lantern through multiple phases of growth — from a private company, through the IPO, and during the company’s continued progress and improvements in more recent quarters,” commented Panna Sharma, President and CEO of Lantern Pharma.

“I also want to congratulate Dr. Maccecchini on her nomination to our Board of Directors. The Board and the Company’s Management are looking forward to her guidance and the opportunity to benefit from her decades of experience. Her nomination to Lantern Pharma’s Board of Directors comes at an exciting time in our development, especially as several of our programs are entering clinical trials. As a seasoned pharma executive, scientist, and entrepreneur, she will bring multiple areas of expertise to our Company and be able to advise Lantern on critical decisions about trial partnering, trial design, and clinical operations” added Mr. Sharma.

Dr. Maccecchini has over 30 years of biopharmaceutical experience in the development of novel therapies for Alzheimer’s, Parkinson’s, and other neurodegenerative diseases. She is the founder of Annovis Bio. (Nasdaq: ANVS), a company dedicated to treating neurodegenerative conditions, and has served as its President, Chief Executive Officer, and Director since 2008. With her leadership, Annovis Bio has established a proven track record of advancing drug programs through multiple phases of clinical development and currently has 2 programs in or entering phase 3 human clinical trials. She previously served as the founder and CEO of Symphony Pharmaceuticals/Annovis, which was sold in 2001 to Transgenomic. In addition to her corporate roles, she has served as a partner and director of two angel groups, Robin Hood Ventures and MidAtlantic capital, has been a lecturer at the Wharton Business School since 2016, and serves on the boards of organizations that promote entrepreneurship, international trade, and women.

Dr. Maccecchini holds a Ph.D. in Biochemistry and M.Sc. in Biochemistry and Cell Biology from the University of Basel, has held two Postdoctoral fellowship positions at the Roche Basel Institute of Technology and at the California Institute of Technology, performed research in the distinguished labs of Nobel Laureates Susumu Tonegawa, Ph.D., and Gunter Blobel, M.D., Ph.D., and studied corporate finance at the Wharton Business School.

“It’s a pleasure to be welcomed as a nominee to Lantern’s board at such an exciting time when their drug programs are advancing through different stages of clinical development,” said Dr. Maccecchini. “Lantern is one of only a select number of biopharma companies successfully utilizing A.I. and big data to develop targeted oncology therapies. By doing so, they have the potential to bring precision therapies to patients faster, at lower costs, and for indications with unmet clinical needs in cancer. I believe that with Lantern’s strategic A.I. approach to drug development, seasoned leadership team, and pipeline of promising drugs, they are well-positioned for success.”

About Lantern Pharma

Lantern Pharma (NASDAQ: LTRN) is a clinical-stage oncology-focused biopharmaceutical company leveraging its proprietary RADR® A.I. and machine learning platform to discover biomarker signatures that identify patients most likely to respond to its pipeline of genomically-targeted therapeutics. Lantern is currently developing four drug candidates and an ADC program across nine disclosed tumor targets, including two phase 2 programs. By targeting drugs to patients whose genomic profile identifies them as having the highest probability of benefiting from the drug, Lantern's approach represents the potential to deliver best-in-class outcomes.

Contact:

Nicole Leber
Investor Relations Associate
ir@lanternpharma.com

Please find more information at:

Website: www.lanternpharma.com

LinkedIn: https://www.linkedin.com/company/lanternpharma/

Twitter: @lanternpharma

Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among other things, statements relating to: future events or our future financial performance; the potential advantages of our RADR® platform in identifying drug candidates and patient populations that are likely to respond to a drug candidate; our strategic plans to advance the development of our drug candidates and antibody drug conjugate (ADC) development program; estimates regarding the development timing for our drug candidates and ADC development program; our research and development efforts of our internal drug discovery programs and the utilization of our RADR® platform to streamline the drug development process; our intention to leverage artificial intelligence, machine learning and genomic data to streamline and transform the pace, risk and cost of oncology drug discovery and development and to identify patient populations that would likely respond to a drug candidate; estimates regarding potential markets and potential market sizes; sales estimates for our drug candidates and our plans to discover and develop drug candidates and to maximize their commercial potential by advancing such drug candidates ourselves or in collaboration with others. Any statements that are not statements of historical fact (including, without limitation, statements that use words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target," "objective," "aim," "upcoming," "should," "will," "would," or the negative of these words or other similar expressions) should be considered forward-looking statements. There are a number of important factors that could cause our actual results to differ materially from those indicated by the forward-looking statements, such as (i) the impact of the COVID-19 pandemic, (ii) the risk that our research and the research of our collaborators may not be successful, (iii) the risk that none of our product candidates has received FDA marketing approval, and we may not be able to successfully initiate, conduct, or conclude clinical testing for or obtain marketing approval for our product candidates, (iv) the risk that no drug product based on our proprietary RADR® A.I. platform has received FDA marketing approval or otherwise been incorporated into a commercial product, and (v) those other factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission on March 10, 2022. You may access our Annual Report on Form 10-K for the year ended December 31, 2021 under the investor SEC filings tab of our website at www.lanternpharma.com or on the SEC's website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements in this press release represent our judgment as of the date hereof, and, except as otherwise required by law, we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations.

Important Additional Information and Where to Find It

This Press Release may be deemed to contain solicitation material in respect of the solicitation of proxies from the stockholders of Lantern Pharma Inc. (the “Company”) in connection with the Company’s 2022 annual meeting of stockholders (the “Annual Meeting”). The Company plans promptly to file with the Securities and Exchange Commission (the “SEC”) its definitive proxy statement in connection with the Annual Meeting. The definitive proxy statement will contain important information about the Company, the Annual Meeting and related matters. Lantern Pharma, its directors and its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company will be set forth in the Company’s definitive proxy statement and other relevant solicitation materials filed by the Company. Stockholders may obtain a free copy of the Company’s definitive proxy statement and other documents that the Company files with the SEC (when available) on the SEC’s website, at www.sec.gov. Copies will also be available at no charge on the Company’s website at www.lanternpharma.com. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS (WHEN THEY BECOME AVAILABLE) BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.